UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2012

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-35334	45-2714747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b) On February 9, 2012, Rentech Nitrogen Partners, L.P. (the “Partnership”), as the sole member of its wholly owned subsidiary Rentech Nitrogen, LLC (the “Company”), approved a Second Amended and Restated Limited Liability Company Agreement for the Company (the “Second A&R LLC Agreement”). The Second A&R LLC Agreement clarifies the Partnership’s ability to pledge its membership interests in the Company to lenders of the Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Second A&R LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1	Second Amended and Restated Limited Liability Company Agreement, dated February 9, 2012 by Rentech Nitrogen Partners, L.P., as sole member of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P.

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: February 10, 2012	By:	/s/ Colin Morris
Colin M. Morris
Senior Vice President, General Counsel and Secretary